TAXES ON INCOME (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Deferred tax assets:
U.S. net operating loss carryforward	$ 23,067	$ 23,355
Israeli net operating loss carryforward	8,692	8,294
Other reserve and allowances	479	814
Total deferred tax assets	32,238	32,463
Valuation allowance	(32,238)	(32,463)
Net deferred tax assets	$ 0	$ 0